APPLICABLE DOCUMENTARY STAMP TAXES HAVE BEEN PAID ON
AND AFFIXED TO THE MORTGAGE SECURING THIS NOTE

Alico $40,000,000 Term Loan 2010
Real Estate Term Loan: 10053500

TERM LOAN NOTE

$40,000,000.00	September 8, 2010
FOR VALUE RECEIVED, the undersigned (individually and collectively, “Borrower”), hereby promise to pay to the order of RABO AGRIFINANCE, INC., a Delaware corporation (“Lender”) the principal sum of Forty Million Dollars and No Cents ($40,000,000.00) and interest thereon, at such interest rates and at such times as are specified in the Credit Agreement between Borrower and Lender dated as of the date hereof (the “Credit Agreement”).  Both principal and interest are payable to Lender at such times as are specified in the Credit Agreement.  All payments shall be made to Lender  in lawful money of the United States of America at 12443 Olive Boulevard, Suite 50, St. Louis, MO 63141, or such other place as Lender directs, in same day funds.  All terms used but not defined in this Term Loan Note are as defined in the Credit Agreement.

This Term Loan Note is referred to in, and is subject to the terms and conditions of the Credit Agreement.  The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the occurrence of certain stated events.

This Term Loan Note is secured by the Collateral Documents (defined in the Credit Agreement) and any other collateral or security documents now or hereafter executed and delivered by Borrower to Lender.

Borrower has executed and delivered this Term Loan Note as of the day and year first written above.

BORROWER

Alico, Inc., a Florida corporation

By:           /S/ JD Alexander

Its:          Chief Executive Officer

Alico-Agri, Ltd., a Florida limited partnership

By:           Alico, Inc., a Florida corporation,

its General Partner

By:           /S/ JD Alexander

Its:          Chief Executive Officer

Alico Plant World, L.L.C., a Florida limited liability company

By:           Alico, Inc., a Florida corporation,

its Manager

By:           /S/ JD Alexander
Its:           Chief Executive Officer

SIGNATURES CONTINUE ON NEXT PAGE

Bowen Brothers Fruit, LLC, a Florida limited liability company

By:           Alico, Inc., a Florida corporation,

its Managing Member

By:           /S/ JD Alexander

Its:          Chief Executive Officer

Alico Land Development Inc., a Florida corporation

By:           /S/ JD Alexander

Its:           Chief Executive Officer